Exhibit 99.1

Synthesis Energy Systems, Inc. GROWTH WITH BLUE SKIES Wade A. Taber Vice President of Engineering 2016 GSTC Conference October 17, 2016 Positioning For Growth

SES Forward - looking Statements This presentation includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical fact are forward - looking statements and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected . Among those risks, trends and uncertainties are the ability of our project with Yima to produce earnings and pay dividends ; our ability to develop and expand business of the TSEC joint venture in the joint venture territory ; our ability to successfully partner our technology business ; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables ; our ability to successfully develop the SES licensing business ; the ability of the ZZ Joint Venture to complete its planned restructuring, retire existing facilities and equipment and build another SGT facility ; the economic conditions of countries where we are operating ; events or circumstances which result in an impairment of our assets ; our ability to reduce operating costs ; our ability to make distributions and repatriate earnings from our Chinese operations ; our ability to successfully commercialize our technology at a larger scale and higher pressures ; commodity prices, including in particular natural gas, crude oil, methanol and power, the availability and terms of financing ; our ability to obtain the necessary approvals and permits for future projects, our ability to raise additional capital, if any, our ability to estimate the sufficiency of existing capital resources ; the sufficiency of internal controls and procedures ; and our results of operations in countries outside of the U . S . , where we are continuing to pursue and develop projects . Although SES believes that in making such forward - looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us . SES cannot assure you that the assumptions upon which these statements are based will prove to be correct . 2

Market Challenges & Impacts ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 3 Simple truths: • Growing population results in increasing energy demand, especially in developing world • Clean water and clear air must be protected • Land use for crops, associated chemicals and fertilizers will be essential • Carbon emissions will be regulated Direct impacts to the gasification market: • By 2040, 85 % greater electricity demand (1) ; today over 40% of world supply is coal - based (2) • Process must be environmentally friendly with respect to resource usage, gas clean - up and waste generation • Distributed and highly deployable projects with minimal land requirements are favorable • Must have a CO2 strategy Sources: (1) “ 2014 The Outlook for Energy: A View to 2040” by ExxonMobil, (2) U.S . Energy Information Administration (EIA )

Expanding Markets ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 4 Future Markets Historical Markets • China market expanding into India and Southeast Asia regions • Growing markets in Eastern Europe, Africa and South America • North America will be dormant until new perspectives are accepted

The New China Market ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 5 • China market still dominates, participation is required • 12 th Five - Year plan (2012) focused on energy efficiency, consumption and water usage • Abundance of low quality coals and “One Belt, One Road” investment resources • 13 th Five - Year plan (2016) sees cleaner / more efficient coal use as a top 100 major national undertaking, and one of the 8 key efforts in 2016 • Greater emphasis on environmental issues • Consolidation of key regions into industrial parks

Responsible Coal ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 6 Setting a new paradigm for coal gasification • “Clean Coal” has misappropriated to a straw man argument • Gasification is not the enemy of renewable technologies • Gasification is a “transition technology” • Maximize efficiency, use the “whole buffalo” • Legitimately address CO2 • Align with renewables and encourage development / investment in a solutions portfolio

Who We Are ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 7 SES’ Gasification Technology ( SGT ) creates economical, high value syngas for clean energy projects using the world’s sustainable, low - cost coal resources, biomass and municipal wastes. The Future of Gasification www.synthesisenergy.com

Commercially Proven Advantages ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 8 SGT is CLEAN • Low water and oxygen consumption • Minimal tars and oils formation • Very high carbon conversion and cold gas efficiency • CO2 emissions may be mitigated by feed blending • Sintered solid waste may be used for construction products SGT is SUSTAINABLE • Flexible feed range allows for complete ROM coal usage, and the ability to switch / blend fuels during operation • Low quality coals, biomass and other waste may be gasified • Simplified design and reduced temperature operation increases reliability over competing technologies

Economical Solution

SGT is *ECONOMICAL*

- Lower CAPEX than other gasification technologies
- Lowest OPEX due to ability to utilize low quality feeds and wastes, and simplified processes with high reliability

Cost of Syngas

- Understand the market
- LNG landed price variables:
  - Not available in all locations
  - End-user premiums for transport & tariffs
- Substantial opportunities for syngas < $8/MMBTU
- SGT produces syngas at **$4-8/MMBTU**
- iGas CAPEX approximately **$2000/kW**



Average Provincial Gate Industrial Gas Price ($8.45/MMBTU)
City Industrial Gas Price
Pipeline transport cost $3/MMBTU
Beijing: $14.4/MMBTU
Zaozhuang: $13.9/MMBTU
Dongying: $14.4/MMBTU
Zhengzhou: $13.2/MMBTU
Shanghai: $16.3/MMBTU

Note: SES Economics based on Internal Data

9

©2016 Synthesis Energy Systems, Inc., All Rights Reserved

SES’ Growth Strategy ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 10 Expanding value creation model • Offering SGT licenses through SES Technologies, Inc. • Supplying equipment through Tianwo - SES JV and other strategic partners • Operate plants – SES is a clean energy company Developing Investment Platforms • Investment platforms allow SES and strategic partners to focus on project synergies to produce higher returns • Increase market confidence with “skin in the game” • Creating opportunities – Two projects in first China platform Improving Technical Capabilities • Aligning product offerings with industry need • Higher pressure SGT • More diverse feed capabilities – pivot to waste • Leveraging lessons learned for successively better projects

Project Startups & Highlights ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 11 Three projects for China Aluminum Corporation ( Chalco ) started - up in 2015 - 2016 Chalco Shandong July 2015 – 80,000 nm 3 /h Chalco Shanxi January 2016 – 28,000 nm 3 /h Chalco Henan April 2016 – 120,000 nm 3 /h Site No. of Gasifiers Syngas Capacity (nm 3 /hr) Startup Year Zaozhuang 2 20,000 2008 Yima 3 90,000 2012 Shandong 2 80,000 2015 Shanxi 1 28,000 2016 Henan 4 120,000 2016 Totals: 12 338,000

Performance Results ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 12 Yima Test Certification signed March 25, 2016 SGT Experience Yima PGT Actual Coal Properties Ash Content (wt %) 1 - 55 6 Moisture Content (wt %) 1 - 43 9 Volative Matter (wt %) 3 - 69 36 Fixed Carbon (wt %) 6 - 83 56 Sulfur (wt %) 0.2 - 4.6 0.6 Ash Softening Temp. ( ° C) 1,040 - 1,490+ - Heat Value (LHV, kcal/kg) 3,050 - 7,700 7,100 Operations Gasifier Pressure (bar - g) 1 - 55 (pilot) 1 - 15 (commercial) 10 Gasifier Temp. ( ° C) 800 - 1,200 910 Gasifier Capacity (mtpd) 200 - 1,400 1,200 Carbon Conversion (%) 98+ 99.5 Cold Gas Efficiency (%) 80+ 85

Continuous improvement through lessons learned and new innovations – NOT STANDING STILL • Proprietary center - jet and fines recycle technologies allow for high carbon conversion for multiple feeds • Simulations used to understand trends, before major equipment investments • Data from commercial operations to validate models and improve reliability • Testing and collaborations with GTI and PSRI • Higher pressures to increase process efficiencies and lower CAPEX; feed and ash handling system improvements to broaden waste feedstock capabilities Expanding SGT Capabilities ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 13

In Summary ©2016 Synthesis Energy Systems, Inc., All Rights Reserved 14 • Market outlooks are good for capable technologies, China remains important and expansion will occur in focused regions • Responsible coal use is important; must renew the public trust and align with renewable portfolios • Successful technologies and projects must be clean, sustainable and economic • SGT is a commercially proven solution and is aligned to address both short - term market needs and long - term environmental solutions

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